UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2018

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana		46222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2018, Allison Transmission Holdings, Inc. (the “Company”) announced that the Board of Directors of the Company appointed G. Frederick Bohley III as the Company’s Vice President, Chief Financial Officer and Treasurer, effective June 1, 2018. Mr. Bohley succeeds David S. Graziosi, who, as previously announced, has been appointed President and Chief Executive Officer, effective June 1, 2018. A copy of the press release announcing the appointment of Mr. Bohley is attached hereto as Exhibit 99.1.

Mr. Bohley, age 50, has been with Allison Transmission since 1991 and currently serves as Vice President, Finance and Treasurer. Mr. Bohley began his career with the Finance department where he held positions of increasing responsibility, including General Accountant, Tax Specialist, Internal Auditor, Plant Analyst, Manager of Manufacturing Analysis and Manager of Financial Planning and Analysis. In 2001, Mr. Bohley joined Marketing, Sales and Service where he held the position of National Account Executive. In 2003, he relocated to Sao Paulo, Brazil as Director of Latin American Operations, and he returned in 2006 as Director of International Marketing and Business Planning. In October 2007, following Allison’s divestiture from General Motors, Mr. Bohley rejoined the Finance department and was promoted to Executive Director of Financial Planning and Analysis, Pricing and International Finance. He added Investor Relations to his responsibilities in January 2013 and Business Planning in August 2014. He was promoted to Vice President, with the added responsibility of supervising the treasury department, in March 2016 and became Treasurer in July 2017.

The terms of Mr. Bohley’s employment and compensation as Chief Financial Officer will be determined at a later date.

There are no arrangements or understandings between Mr. Bohley and any other persons pursuant to which he was selected as Chief Financial Officer. There are no family relationships between Mr. Bohley and any director or executive officer of the Company, and Mr. Bohley has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated May 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.

Date: May 11, 2018	By:	/s/ Eric C. Scroggins
		Name:	Eric C. Scroggins
		Title:	Vice President, General Counsel and Secretary